SUN CAPITAL ADVISERS TRUST

SC Goldman Sachs Mid Cap Value Fund

Supplement dated February 26, 2010
to the Statement of Additional Information dated May 1, 2009

Effective immediately, the following sections of the SAI relating to SC Goldman Sachs Mid Cap Value Fund (the “Fund”) are hereby revised as indicated:

a)  Beginning on page 44 under the heading “Portfolio Managers,” the references made to Kent Daniel as portfolio manager of the Fund are hereby replaced with William J. Fallon.

b)  In the section entitled “Other Accounts Managed by Portfolio Managers – Goldman Sachs Asset Management, L.P.” beginning on page 54, the account information for Kent Daniel is hereby replaced in its entirety by the following:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
William J. Fallon*
Other Registered Investment Companies	0	0
Other Pooled Vehicles	0	0
Other Accounts	0	0
* William J. Fallon is assuming management of the Fund from Kent Daniel and as of February 26, 2010, the total number of accounts under his management was zero.

c)  In the section entitled “Performance Fees – GSAM” on page 60, the performance fee information for Kent Daniel is hereby replaced in its entirety by the following:

Manager	Total # of Performance-based Fee Accounts	Total Assets Under Management (in millions)
William J. Fallon*
Other Registered Investment Companies	0	0
Other Pooled Vehicles	0	0
Other Accounts	0	0
* William J. Fallon is assuming management of the Fund from Kent Daniel and as of February 26, 2010, the total number of performance based fee accounts under his management was zero.